UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2026 (September 15, 2026)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6133 N. River Road, Suite 500, Rosemont, IL 60018
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On June 28, 2023, Littelfuse, Inc. (the “Corporation”) announced that its subsidiary, Littelfuse Holding GmbH (“LF Holding”), had entered into a definitive purchase agreement to acquire a 200mm wafer fab facility located in Dortmund, Germany from Elmos Semiconductor SE (“Elmos”), and, in connection with the closing of such acquisition, on December 17, 2024, entered into a Lease Agreement and Supply and Services Agreement, which expanded the Corporation’s business and defined a multi-year capacity sharing arrangement with Elmos to allow the Corporation to accelerate its technologies with an initial term lasting through 2029.

On September 15, 2026, the Corporation entered into an Amended Share Purchase Agreement and Supply and Services Agreement (the “Amendment”) among Dortmund Semiconductor GmbH (“DoSemi”), Elmos and LF Holding. The Amendment is intended to further support the Corporation’s semiconductor strategy by enhancing strategic flexibility, accelerating and simplifying certain legacy contractual arrangements and increasing the Corporation’s ability to optimize the DoSemi asset over time.

Among other matters, the Amendment provides for the release of cross-guarantees previously provided by Littelfuse entities, modifies certain transfer restrictions, and updates selected commercial terms related to the existing supply relationship. Collectively, these changes provide the Corporation with greater flexibility to evaluate future operational, strategic and capital allocation alternatives while continuing to support its broader semiconductor portfolio strategy and focus on high-value growth opportunities.

In consideration for entering into the Amendment, the Corporation will pay Elmos a one-time amendment fee of €24.6 million that will be recorded in the third quarter financial results for 2026.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: September 17, 2026	By: /s/ Anne-Marie D’Angelo
Name: Anne-Marie D'Angelo
Senior Vice President, Chief Legal Officer and Corporate Secretary